UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2019

Mercedes-Benz Auto Receivables Trust 2019-1
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity: 0001785844

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor: 0001463814

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-232590-01	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company ☐

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Asset Backed Notes (the “Notes”) to be issued by Mercedes-Benz Auto Receivables Trust 2019-1 (the “Issuer”) and the $1,153,560,000 principal amount of Notes offered pursuant to the Prospectus dated September 18, 2019, Daimler Retail Receivables LLC (“Daimler Retail Receivables”) and Mercedes-Benz Financial Services USA LLC (“MBFS USA”) entered into an underwriting agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC, BNP Paribas Securities Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Section 8 — Other Events

Item 8.01.	Other Events.

In connection with the issuance of the Notes, the Issuer and/or Daimler Retail Receivables intend to enter into at closing the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.  These agreements, the forms of which were filed as exhibits to Daimler Retail Receivables’ registration statement, are being filed on this Current Report on Form 8-K to satisfy the requirements of Item 1100(f) of Regulation AB.

In connection with the offering of the offered Notes, the chief executive officer of Daimler Retail Receivables has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K.  The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1
Underwriting Agreement, dated September 18, 2019, among Daimler Retail Receivables, MBFS USA, and Mizuho Securities USA LLC, BNP Paribas Securities Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of September 1, 2019, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of September 1, 2019, between Daimler Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1
Sale and Servicing Agreement, dated as of September 1, 2019, among the Issuer, Daimler Retail Receivables and MBFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).

10.2	Administration Agreement, dated as of September 1, 2019, among the Issuer, MBFS USA, as administrator (the “Administrator”), Daimler Retail Receivables and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of September 1, 2019, between the Seller and Daimler Retail Receivables, as purchaser.

10.4	Asset Representations Review Agreement, dated as of September 1, 2019, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC, as Depositor

		By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary
Date:	September 19, 2019